Financial instruments-Risk management and fair value	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Financial instruments—Risk management and fair value
28.	Financial instruments—Risk management and fair value
In the normal course of its operations, the Company is exposed to a variety of financial risks: market risk (especially cash flow, currency, commodity prices and interest rate risk), credit risks and liquidity risk.
In terms of equity, the Company’s objectives when managing equity are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal equity structure to reduce the cost of capital.

The Company has established risk management policies to minimize potential adverse effects on the Company’s financial performance:

28.1	Fuel price risk
The Company has risks that are common in its industry, related to the price level of aircraft fuel, which can significantly affect its operations, financial position and liquidity.
In the past the Company has entered into financial derivative contracts in an effort to mitigate this risk, but with inconsistent results. The Company has not entered into new fuel hedge contracts, and has adopted a new strategy of remaining unhedged, while regularly reviewing its policies based on market conditions and others factors. As of December 31, 2021 and 2020, the Company did not have any outstanding fuel hedge contracts.
Fuel price risk is estimated as a hypothetical 10% increase in the December 31, 2021 cost per gallon of fuel. Based on projected 2022 fuel consumption, such an increase would result in an increase to aircraft fuel expense of approximately $62.0 million in 2022 (unaudited). There are no hedged contracts for 2022.

28.2	Market risk
Equity price risk
The Company’s listed and
non-listed
equity investments are susceptible to market price risk arising from uncertainties about future values of the investment securities. The Company manages the equity price risk through diversification and by placing limits on individual and total equity instruments. Reports on the equity portfolio are submitted to the Company’s senior management on a regular basis. The Company’s Board of Directors reviews and approves all equity investment decisions. At the reporting date, the exposure on investments at fair value is $124.7 million (2020:
Null
).
Foreign currency risk
Foreign exchange risk is originated when the Company performs transactions and maintains monetary assets and liabilities in currencies that are different from the functional currency of the Company. Assets and liabilities in foreign currency are translated using the exchange rates at the end of the period, except for non-monetary
assets and liabilities that are translated at the equivalent cost of the U.S. dollar at the acquisition date and maintained at the historical rate. The results of foreign operations are translated using the average exchange rates that were in place during the period. Gains and losses deriving from exchange rates are included within “(Loss) Gain on foreign currency fluctuations” in the consolidated statement of profit or loss.
The majority of the Company’s obligations are denominated in U.S. dollars. Since Panama uses the U.S. dollar as legal tender, the majority of the Company’s operating expenses are also denominated in U.S. dollars, approximately 65.8% of revenues and 80.4% of expenses. A significant part of our revenue is denominated in foreign currencies, including the Colombian peso, Brazilian real, Mexican peso and Argentinian peso, which represented 13.6%, 8.1%, 2.5% and 2.0%, respectively (2020: 9.1%, 9.5%, 2.9% and 4.0% respectively).
Generally, the Company’s exposure to most of these foreign currencies, is limited to the period of up to two weeks between the completion of a sale and the conversion to U.S. dollar. The following chart summarizes the Company’s foreign currency risk exposure (assets and liabilities denominated in foreign currency) as of December 31:

	2021	2020
Assets
Cash and cash equivalents	$10,848	$12,322
Accounts receivable, net	50,103	27,670
Other assets	17,811	18,942

Total assets	$78,762	$58,934
Liabilities
Accounts payable	35,948	20,142
Taxes payable	25,827	13,757
Other liabilities	12,239	11,387

Total liabilities	$74,014	$45,286

Net position	$4,748	$13,648

From time to time the Company enters into factoring agreements on receivables outstanding on credit card sales in certain countries.

28.3	Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its financing activities, including deposits with banks and investments in financial instruments and from its accounts receivable. IFRS 9 requires the Company to recognize an allowance for ECLs for all financial assets not held at fair value through profit or loss.
The carrying amounts of financial assets represent the maximum credit risk.
Short and long-term investments
To mitigate the credit risk arising from deposits in bank, the Company only conducts business with financial institutions that have an investment grade above
BBB-
from Standard & Poor’s and liquidity indicators aligning with or above the market average. For the investments in financial instruments, different from deposits in bank, the Company requires a grade above
A-
from Standard & Poor’s.
The Company has established a policy to perform an assessment, at the end of each quarterly reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by monitoring changes in credit risk ratings published by Standard & Poor’s.
As the financial instruments are considered to be low risk, the impairment provision is determined at
12-month
ECLs using the general approach as prescribed by IFRS 9.

The movement in the allowance for impairment for short and long-term investments at amortized cost for the year ended December 31 was as follows:

	2021	2020
Balance at beginning of year	$(1,217)	$(957)
(Additions)/Reversal	(95)	(260)

Balance at end of year	$(1,312)	$(1,217)

Accounts receivable
Regarding credit risk originating from commercial accounts receivable, the Company does not consider it significant since most of the accounts receivable can be easily converted into cash, usually in periods no longer than one month. The risk is managed by each business unit subject to the Company’s established policy, procedures and control relating to customer credit risk management. Specific credit limits and payment terms have been established according to periodic analysis of the client’s payment capacity.
A considerable amount of the Company’s tickets sales are processed through major credit cards, resulting in accounts receivable that are generally short-term and usually collected before revenue is recognized. The Company considers that the credit risk associated with these accounts receivable is controllable based on the industry’s trends and strong policies and procedures established and followed by the Company.
As a result of the previously explained, the Company evaluates the concentration of risk with respect to trade receivables as low.
An impairment analysis is performed at each quarterly reporting date using a provision matrix to measure expected credit losses. Loss rates are calculated using a ‘roll rate’ method based on the probability of a receivable progressing through successive stages of delinquency to write-off.
To measure the ECLs, trade receivables have been grouped based on shared credit risk characteristics and the day past due.
Loss rates are based on actual credit loss experience over the last 12 months and adjusted for forward-looking factors specific to the debtors and the economic environment over the expected life of the receivables.
Although the Company evaluates the concentration of risk with respect to trade receivables as low, and its customers are located in several jurisdictions and operate in largely independent markets, some of them have been affected by
Covid-19
to a greater degree than others and therefore be exposed to different risks of default. As a consequence, forward-looking information includes one or more downside scenarios related to the spread of Covid 19, specifically with respect to the categories “Government” and “Cargo and other travel agencies”.
Set out below is the information about the credit risk exposure on the Company’s trade receivables using a provision matrix as of December 31:

	2021
		Days past due
	Total	Current	<30	30-60	60-90	>90
Expected credit loss rate		0.0%	3.2%	3.4%	13.5%	51.2%
Gross carrying amount	$100,015	$77,995	$3,157	$4,080	$658	$14,125
Expected credit loss	$7,565	$9	$100	$139	$89	$7,228

	2020
		Days past due
	Total	Current	<30	30-60	60-90	>90
Expected credit loss rate		0.0%	0.1%	2.5%	3.7%	41.5%
Gross carrying amount	$72,172	$50,180	$3,554	$1,867	$1,228	$15,343
Expected credit loss	$6,483	$20	$3	$46	$46	$6,368
28.4    Interest rate and cash flow risk
The income and operating cash flows of the Company are substantially independent of changes in interest rates, because the Company does not have significant assets that generate interest except for surplus cash and cash equivalents and short and long-term investments.
Interest rate risk originates mainly from long-term debt related to aircraft financing. These long-term lease payments at variable interest rates expose the Company to cash flow risk. The Company mitigates this risk by entering into fixed rate financing agreements in at least half of its outstanding debt.
As of December 31, 2021, fixed interest rates range from 0.97% to 3.70%, and the main floating rate is LIBOR.
The Company’s earnings are affected by changes in interest rates primarily due to the impact of those changes on interest expenses from variable-rate debt instruments. As of December 31th, 2021 we had $894.0M of fixed-rated debt and $285.4M of variable-rated debt. If the interest rate average is 100 basis points more in 2021, the variable-rate debt interest expense would increase by approximately $2.8 million and the estimated fair value of the fixed-rate debt would decrease– by approximately $0.1 million. These amounts are determined by considering the impact of the hypothetical interest rates on the variable-rate debt and marketable securities equivalent balances at December 31, 2021.

28.5    Liquidity risk
The Company’s policy requires having sufficient cash to fulfill its obligations. The Company maintains sufficient cash on hand and in banks or cash equivalents that are highly liquid. The Company also has credit lines in financial institutions that allow it to withstand potential cash shortages to fulfill its short-term commitments (see note 27).
The table below summarizes the Company’s financial liabilities according to their maturity date. The amounts in the table are the contractual undiscounted cash flows. Balances due within twelve months equal their carrying balances as the impact of discounting is not significant.
December 31, 2021

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Loans and borrowings	18	$1,425,633	$1,549,887	$228,272	$895,620	$425,995
Lease liabitity	14	178,651	217,526	89,413	123,434	4,679
Account payable	19	112,596	112,596	112,596	—	—
Account payable to related parties	19	7,948	7,948	7,948	—	—

		$1,724,828	$1,887,957	$438,229	$1,019,054	$430,674
December 31,
2020

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Loans and borrowings	18	$1,163,900	$1,287,203	$155,902	$834,145	$297,156
Lease liabitity	14	230,510	246,495	90,244	147,530	8,720
Account payable	19	63,461	63,461	63,461	—	—
Account payable to related parties	19	2,970	2,970	2,970	—	—

		$1,460,841	$1,600,129	$312,577	$981,675	$305,876

28.6    Fair value measurement
Set out below is a comparison, by class, of the carrying amounts and fair values of the Company’s financial instruments, other than those with carrying amounts that are reasonable approximations of fair values:

		Carrying amount		Fair Value
	Note	2021	2020	2021	2020
Financial assets
Long-term investments	9	199,670	119,617	199,082	120,938
Financial liabilities
Loans and borrowings	18	1,425,633	1,163,900	1,549,934	1,327,282
The fair value of the financial assets and liabilities is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
The management assessed that the fair values of cash and short-term investments, accounts receivables, account payable and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
The following methods and assumptions were used to estimate the fair values:

•
The fair values of the quoted notes and bonds are based on price quotations at the reporting date Debt obligations, financial assets, and financial liabilities are estimated by discounting future cash flows using the Company’s current incremental borrowing for a similar liability.

•	Asset held for sale was determined considering observable quoted prices, in active markets adjusted by the costs to disposal estimated by the Company.

•
Derivative financial instruments is valued by the Company, using a Least Square Monte Carlo pricing method by modelling the different triggers under which the notes can be converted. The market data used to calibrate the model are historical volatility measures based on stock prices of the Company obtained from Bloomberg and a zero-coupon
interest rate curve in US$ (US$ Libor 3m Swap curve).

The following chart summarizes the Company’s financial instruments measured at fair value, classified according to the valuation method:

	Fair value measurement as of reporting date
	2021	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Recurring fair value measurements
Assets
Investment fund	124,726	124,726	—	—

Total assets	$124,726	$124,726	$—	$—

Liabilities
Derivative financial instruments	268,338	—	268,338	—

Total liabilities	$268,338	$—	$268,338	$—

	Fair value measurement as of reporting date
	2020	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Non-recurring fair value measurements
Assets
Asset held for sale	135,542	—	135,542	—

Total assets	$135,542	$—	$135,542	$—

Recurring fair value measurements
Liabilities
Derivative financial instruments	245,560	—	245,560	—

Total liabilities	$245,560	$—	$245,560	$—

As of December 31, 2020, The Company approach and the key assumptions used to determine the fair value less costs of disposal of the assets held for sale were as follows:

	Unobservable input	Value assigned to key assumption	Approach to determining key assumption
Asset held for sale	Sales price	145,399	Average of purchase proposals received
	Cost of disposal	(9,857)	Estimated based on the Company’s experience with disposal of similar assets.

		135,542